UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of Earliest Event Reported):

September 15, 2011

Commission file number: 001-33084

SUSSER HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	01-0864257
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4525 Ayers Street

Corpus Christi, Texas 78415

(Address of principal executive offices, including zip codes)

Registrant’s telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 15, 2011, Susser Holdings Corporation filed a current report on Form 8-K which included a management slide presentation. Certain slides, presenting a reconciliation of certain non-GAAP financial measures, were inadvertently omitted in the original filing. A new Exhibit 99.2 is attached to this Amendment No. 1, replacing the original Exhibit 99.2 in its entirety. The remainder of the current report on Form 8-K is unaffected by this amendment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

99.2	Slides from management presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSSER HOLDINGS CORPORATION

Date: September 28, 2011	By:	/s/ MARY E. SULLIVAN
	Name:	Mary E. Sullivan
	Title:	Executive Vice President and Chief Financial Officer